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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 6, 2001


                               Sprint Corporation
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             (Exact name of registrant as specified in its charter)


         Kansas                      1-04721                    48-0457967
--------------------------   ---------------------------  ----------------------
(State of incorporation)      (Commission File Number)      (IRS Employer
                                                             Identification No.)

            2330 Shawnee Mission Parkway
                  Westwood, Kansas                              66205
     --------------------------------------------        --------------------
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (913) 624-3000


                                 Not Applicable
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

                   P.O. Box 11315, Kansas City, Missouri 64112
           ----------------------------------------------------------
                (Mailing address of principal executive offices)

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Item 5. Other Events

     Sprint Corporation is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-65402).

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit 8.1- Tax Opinion of King & Spalding regarding PCS common stock, series 1.

        Exhibit 8.2- Tax Opinion of King & Spalding regarding the Equity Units.

                                       1
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 6, 2001                        SPRINT CORPORATION



                                             By: /S/ Michael T. Hyde
                                                 -------------------------------
                                                 Name: Michael T. Hyde
                                                 Title: Assistant Secretary
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                                  EXHIBIT INDEX

      Exhibit
       Number                        Description                           Page
      -------                        -----------                           ----
     Exhibit 8.1- Tax Opinion of King & Spalding regarding PCS
                  common stock, series 1.

     Exhibit 8.2- Tax Opinion of King & Spalding regarding the
                  Equity Units.